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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): April 19, 2001

                                RAYTHEON COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                 1-13699                95-1778500

 (State of Incorporation) (Commission File Number)      (IRS Employer
                                                     Identification Number)

                                141 Spring Street
                         Lexington, Massachusetts 02421
                         ------------------------ -----
               (Address of principal executive offices (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600

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Item 5. Other Events.

        On April 18, 2001, the Registrant announced financial results for its fiscal quarter ended April 1, 2001. In connection with this announcement, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is specifically incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits



        (c) The following exhibit is filed as part of this report:

99.1        Press release dated April 19, 2001.



                                    SIGNATURE



          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 19, 2001


                                        RAYTHEON COMPANY


                                 By:  /S/ Thomas D. Hyde
                                          Thomas D. Hyde
                                          Senior Vice President and
                                             General Counsel